Exhibit 99

Public Service Enterprise Group

42nd EEI Financial Conference

Lake Buena Vista, Florida

November 6, 2007

Forward-Looking Statement

   The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995.  Although we believe that our expectations are based on information currently available and on reasonable
assumptions, we can give no assurance they will be achieved.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission (SEC),
and available on our website: http://www.pseg.com.    These documents
address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG Strategic Overview

Ralph Izzo

Chairman, President and Chief Executive Officer

PSEG
PSE&G
PSEG Power LLC
PSEG Energy Holdings
PSEG Global
PSEG Resources

PSEG Overview

Electric Customers:        2.1M

Gas Customers:                  1.7M

Nuclear Capacity:     3,500 MW

Total Capacity:        13,600 MW

Traditional T&D

Leveraged
Leases

2007E Operating Earnings(4) :  $1,305M - $1,410M

2007 EPS Guidance(4) :                      $5.15 - $5.45

Assets (as of 09/30/07):                           $28.9B

Market Capitalization (as of 11/1/07):     $23.9B

Domestic/Int’l
Energy

Regional
Wholesale Energy

Operating Earnings, as reported = Earnings Available and Excludes:

                (1) Merger Costs of $1M

                (2) Loss from Discontinued Operations of $239M

                (3) Loss on Sale of RGE of $178M and Income from Discontinued Operations of $226M

                (4) Includes the parent impact of $(55)M –$(45)M

2006 Operating Earnings:   $262M(1)                                 $515M(2)                                                                  $227M(3)

2007 Guidance:  $360M - $380M                            $890M - $940M                                         $110M - $135M

Financial
Strength

Operational excellence is our foundation for success …

… and this will yield financial strength that will be deployed through disciplined investment.

Operational
Excellence

Disciplined
Investment

2007 Overview – Year-to-date update

Management team in place

PSE&G – Mid-Atlantic ReliabilityOne award for sixth
consecutive year

PSEG Power expects to be in a position to resume
independent operation of nuclear fleet

2007 earnings in excess of guidance

PSE&G expanding transmission

PSEG Power investing in new peaking capacity

Improved credit outlook

… meeting our objectives

Strong
Operations

Constructive
Regulatory and
Business
Environment /
Markets

  Growth
 Opportunities
with Manageable
Risk

Committed to working with the State to meet NJ’s
clean energy goals

Generating assets in attractive markets

Opportunistically monetizing assets

Earnings per Share
+40 - 45% Growth**
+10% Growth**

Announced increased earnings guidance for 2007 …

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

$7.00

2006 Operating Earnings*

2007 Guidance

2008 Guidance

$5.60 - $6.10

$3.71

$5.15 - $5.45

* As reported: Excludes Loss on Sale of RGE of $0.70 per share, Merger costs of $0.03 per share and Loss from Discontinued Operations of $0.05 per share
** Percentage change in growth based on mid-point of guidance

9 Months
YTD
Operating
Earnings:
$4.47

… driven by strong power markets and operations.

Environmental position

A carbon constrained future

Critical infrastructure needs

Capacity requirements in
constrained markets

… creates opportunities for PSEG’s long-term growth.

The current business environment …

Well operating nuclear fleet with
growth potential

Back-end technology on  Hudson &
Mercer ($1B - $1.2B)

Solar initiative proposed for $100M

Increased utility investment

Transmission investment of $1B
over 5-8 years

Pursuing 300 – 400MW expansion
of peaking capacity ($250M -
$350M) as part of a larger
1,000MW analysis

Climate change is the preeminent issue of our time …

The issue cuts across the PSEG group of companies

Three critical strategies are required to meet carbon
reduction goals:

Conservation

Renewables

Clean, zero and low-carbon central station electric
generating capacity

… with our response defining the future of the company.

Climate initiatives …

Regional Greenhouse Gas Initiative (RGGI) effective January 1, 2009

Energy Master Plan – No explicit CO2 target, but:

20% energy efficiency by 2020

Calls for 20% renewables by 2020

Draft Plan expected before year-end

NJ Global Warming Response Act:

Stabilization of economy-wide greenhouse gas emissions at 1990 levels by 2020.

Reduction of economy-wide greenhouse gas emissions to 80% below
2006 levels by 2050.

Establishes emissions portfolio standard for suppliers of power into NJ

… present numerous opportunities for PSE&G and PSEG
Power.

CO2 Emission Rate (lb/MWh)
Goldman Sachs
ArcLight
Reliant Resources
Edison International
NRG
Allegheny Energy Inc
Mirant Corp
WPS Resources Corp.
DPL Inc
Cinergy Corp
Buckeye Power Inc
Pepco Holdings, Inc
AEP
AES Corp
Old Dominion Elec. Coop
Dominion
PPL Corp
Constellation
International Paper Co
Calpine Corp
FPL Group, Inc
PSEG
Cogen Technologies
Exelon Corporation

2004 Emission Rate Ranking

(24 largest Generating Companies in PJM)

0

500

1,000

1,500

2,000

2,500

Policymakers are looking to Cap and Trade for the power
industry to reduce CO2 emissions…

PSEG’s generation carbon intensity is lower than many
competitors and benefits from virtually any form of carbon
restrictions…

Right set of assets…

Large, diverse mix of low-cost, base-load, load-following generating assets

Reliable electric and gas distribution and transmission systems

Stable portfolio of investments in domestic generation, international distribution and leases

Right markets…

Generation assets operate in attractive and growing markets

Nuclear and coal base-load capacity operate in markets where the price for power is set by gas

Transmission and distribution assets provide service in a modest growth market with reasonable regulation

At the right time…

Mid-Atlantic, New England and Texas recognizing the value of capacity in constrained areas

A move to control carbon benefits our nuclear-based fleet

Power has opportunity for brownfield development at existing sites

Values are improving for international assets

T&D set to benefit from capital investment for new infrastructure

PSEG – Excellent position for today …

… ready for tomorrow

PSEG Power

Tom O’Flynn

Executive Vice President and Chief Financial Officer

President – PSEG Energy Holdings

Positioned for growth in 2007 and beyond – PSEG Power

Strong
Operations

Constructive
Regulatory and
Business
Environment /
Markets

Growth
      Opportunities
with Manageable
Risk

Nuclear fleet has maintained strong performance

Expect to be in a position to resume independent
operations at year-end

Increased output from fossil fleet

NJ BGS model represents deep, liquid market
providing opportunity to contract output over multi-
year period

PJM’s capacity market supports reliability

Nuclear and coal base-load fleet sold in market with
power prices set by gas

Proposed construction of 300-400MW of new gas
fired peaking capacity as part of request for
feasibility study by PJM on potential for 1,000MW of
new gas-fired peaking capacity

Exploring new nuclear

0%

20%

40%

60%

80%

100%

2008

2009

2010

Hedging program provides near-term stability from market
volatility …

… while remaining open to long-term market forces.

Estimated impact
of $10/MWh PJM
West RTC price
change*

$0.01 - $0.05

$0.65 - $0.85

*Assuming normal market dynamics

2008

$64-67/MWh

2009

$70-73/MWh

Contracted Prices

2010

$68-72/MWh

Power’s Generation Output

Other output

Contracted coal and

nuclear output

Open coal and nuclear
output

Includes roll off of 4 year,
500MW RTC contract ($125M+)
and other recontracting

$0.35 - $0.50

0%

25%

50%

75%

100%

2008

2009

2010

Power expects to realize increasing margin improvement …

… through the repricing of capacity at market prices.

Total Capacity

Contracted Capacity

Open Capacity

Estimated impact
of $10/KW-yr
capacity price
change

$0.01 - $0.02

$0.14 - $0.18

2008

$38-40/KW-yr

2009

$49-51/KW-yr

Contracted Prices

2010

$50-54/KW-yr

$0.01 - $0.02

PSEG Power
Total Generating Capacity

PJM

NY

NE

Total Capacity 13,600MW

(~ 1,000 - 1,500MW under RMR)

… with pricing secured through May of 2010 in PJM and New England.

Power’s capacity is located in three northeast markets …

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007 Est

2008 Est

2009 Est

… are expected to drive significant increases in Power’s
gross margin.

Operational improvements and recontracting in current
markets …

Realized Gross Margin

Energy

Capacity

Power’s open EBITDA is approximately $2.4 - $2.6 billion…

… which will vary depending upon market drivers.

Energy

Capacity

~ $40M

$1/MWh

~ $63 - 67/MWh

(PJM-West)

~ $120M

$10/KW-yr

~ $60 - $65/KW-yr

(~ $165 - $175/MW-day)

Impact
EBITDA

Sensitivity

Assumption

$1.0

$1.5

$2.0

$2.5

PSE&G

Positioned for growth in 2007 and beyond – PSE&G

Strong
Operations

Constructive
Regulatory and
Business
Environment /
Markets

Growth
Opportunities
with Manageable
Risk

Mid-Atlantic ReliabilityOne award – six years
running

O&M growth less than inflation

Rate agreement provides opportunity to earn
authorized return

PSE&G advocated a strong role for utilities in
meeting the State’s energy efficiency goals

Proposed $100M solar initiative

NJ Energy Master Plan – draft proposal
expected before year-end

Transmission projects represent potential
$1 billion investment over 5-8 years beginning
in 2008

Opportunity for additional growth with EMP
initiatives

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission; NJ BPU regulation for electric and gas distribution

Electric and Gas distribution rates frozen through November 2009

PSE&G’s base investment plan …

Gas

Distribution

31%

Electric

Transmission

22%

Electric

Distribution

47%

Gas

Distribution

34%

Electric

Transmission

12%

Electric

Distribution

54%

2006 Actual

Rate Base = $6.5 B

2011 Base Plan

Rate Base = $8.7 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid base for future earnings growth of 7-8% per year.

PSE&G Rate Base

PSEG Energy Holdings

A re-positioning of assets at PSEG Energy Holdings

Strong
Operations

Constructive
Regulatory and
Business
Environment /
Markets

Growth
Opportunities
with Manageable
Risk

Texas gas-fired assets – continued strong
performance

Improving performance from international
assets

Resources – focus on credit ratings

Strong economic growth and stable foreign
exchange rates have supported values for
Latin American assets

ERCOT represents a market with better than
average demand growth

Resources – tax issues monitored closely

Capitalized on attractive values for
international assets

Strong cash flow generation for debt
retirement and growth

$41

$175

$104

$129

$50

$13

$(40)

$(35)

$(24)

Improved risk profile by reducing capital invested in non-strategic assets while increasing returns and sharpening focus on G&A

2004

2006

$2.6B

$2.0B

Chile
&
Peru

US

Other

$900M

$400M

$1.3B

$150M

$500M

$1.4B

35%

15%

50%

7%

68%

25%

$317M**

56%

49%

2004

2006

2007

Projected

$195M**

$205M-$225M**

Composition of Global’s Pre-tax
Contribution by Region*

G&A

Chile &
Peru

US

Other

26%

53%

21%

4%

41%

55%

Global’s Invested Capital

$500M

$1.2 B

12/31/07
Projected

$1.1B***

43%

47%

*   Includes both consolidated and unconsolidated investments after project debt, before allocation of parent debt

** Excludes interest, taxes, G&A and other corporate items to arrive at Global’s Operating Earnings, as reported, includes Electroandes,Chilquinta and LDS (33%)

***Assumes the closing of Chilquinta and LDS prior to year end

09/30/07

$1.8B

$470M

$500M

64%

29%

$150M

7%

$100M

10%

-5%

$    754

  (50)

193

413

$   198

2006

$  1,134

(43)

134

744

$   299

2007

Operating Earnings

Per Share

$ Millions (except EPS)

  (0.20)

  (0.17)

Enterprise

$   2.99

$   4.47

PSEG

  0.76

  0.53

PSEG Energy Holdings

1.64

  2.93

PSEG Power

$   0.79

$   1.18

PSE&G

2006

2007

Nine months ended September 30,

* See page 44 for Items excluded from Net Income to reconcile to Operating Earnings

YTD Operating Earnings by Subsidiary

Strong earnings growth projected in 2007 and 2008 …

196

227

347

262

446

515

110-135

360-380

890-940

(71)

(66)

(55)-(45)

2005

2006

2007

2008

$5.60 - $6.10

$3.77*

$3.71**

$5.15 - $5.45

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

+ 40 - 45%

10%

0

* 2005, as reported: Excludes ($0.14) Merger Costs, ($0.07) Cumulative Effect of an Accounting Change and ($0.85) Discontinued Operations
** 2006, as reported: Excludes ($0.03) Merger Costs, ($0.70) Loss on Sale of RGE, and ($0.05) Discontinued Operations

… with reduced international risk.

$0.0

$3.0

$6.0

$9.0

$12.0

$15.0

Sources

Uses

Cash
from
Ops

Net Shareholder
Dividend

Financing

Share Repurchases /
New Investments*

PSEG Sources and Uses
2007 - 2011

Asset
Sales

Excess cash between $2.0B and $2.5B expected to be
available through 2011…

…which could translate into approximately $5.0B of new
investment (50/50 capital structure) with asset sales by Holdings providing upside potential.

Investment

$2.0 – $2.5

* Includes amounts for recently announced asset sales

Meeting commitments

2007 earnings in excess of guidance

System reliability enhanced with expansion of transmission system

Turning challenges into opportunities

Addressing NJ’s Clean Energy goals

Solar initiative

PSE&G to use more energy efficient equipment and vehicles

NJ support for emissions portfolio standard

Building foundation for growth

Selling non-core assets

Meeting targets for debt reduction

Capital program expanded

Public Service Enterprise Group dedicated to …

… operational excellence, financial strength and disciplined investment.

Creating shareholder value for the long-term …

… has been and will continue to be our focus.

-100

0

100

200

300

400

500

600

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

PEG

S&P Electrics

Total Comparative Returns
(10/31/97 – 10/31/07)

Public Service Enterprise Group

APPENDIX

Regional Greenhouse Gas Initiative (RGGI) for the power
sector is real …

Agreement between 10 northeast states to cap CO2
emissions from power plants

Emissions capped at 2000-2004 baseline levels in 2009

- NJ cap = 22.9 million tons

Reduce CO2 emissions by a total of 10% during 2015 –
2018

Allowance distribution methodology, “Leakage”, and
harmonizing with a national program are major concerns

NJ RGGI legislation and regulations are planned for late
Nov 2007

… and on schedule to go into effect January 1, 2009.

The potential impact of CO2 on PSEG Power…

$7.20

100%

Total

$0.00

$0.0

0%

Nuclear

$1.60

$4.0

40%

Gas CC

$0.60

$6.0

10%

CTs

$5.00

$10.0

50%

Coal

Impact

$/MWh

On margin
(approximate)

Dispatch curve implication @ $10/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30

$4.0

$6.0

$10.0

@$10

$2.0

$3.0

$5.0

@$5

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

55%

27%

16%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,617

… is mitigated by a low-carbon generation portfolio.

* For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

Low-cost portfolio

Strong cash generator

Regional focus with demonstrated
BGS success

Assets favorably located

Many units east of PJM constraint

Southern NEPOOL/ Connecticut
constraint

Near customers/load centers

Integrated generation and portfolio
management optimizes asset-
based revenues

… which provides for risk mitigation and strong returns.

Power’s assets reflect a diverse blend of fuels and
technologies …

18%

47%

8%

26%

Fuel Diversity – 2007

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2006

55%

27%

16%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,617

Total MW: 13,600

... which experience higher prices during periods of high demand.

Power’s assets are located in attractive markets near load
centers …

Current plant locations,

site expansion capability

Bethlehem Energy Center

(Albany)

New Haven

Bergen

Kearny

Essex

Sewaren

Edison

Linden

Mercer

Burlington

National Park

Hudson

Conemaugh

Keystone

Bridgeport

Peach Bottom

Hope Creek

Salem

System Interface

$490

$700 - $750

2007 – 2010
Total

($ million)

2010

Mercer

2010

Hudson Unit
2

Completion
Date

Environmental Capital Requirements

Emissions Control Technology Projects

- NOx control – SCR

- SO2 control – Scrubber

- Hg and particulate matter control -
  Baghouse

Hudson Unit 2 (608 MW)

NOx control – SCR installation complete

SO2 control – Scrubbers

Hg and particulate matter control –
Baghouse

Mercer (648 MW) – Units 1&2

Our environmental response…

… will help preserve the availability of our fossil fleet.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%

As markets tighten, increased
production is anticipated

$20

$30

$40

$50

$60

$70

2002

2003

2004

2005

2006

2007

Est

2008

Fwd

2009

Fwd

$0

$3

$6

$9

$12

$/mmbtu

$/MWh

… influenced by market dynamics.

(1)

Central Appalachian coal

(2)

Forward prices as of September 21, 2007

Long-term market prices …

Electricity

(left scale)

Coal(1)

(right
scale)

Natural Gas Henry Hub

(right scale)

(2)

(2)

(2)

Delivery Year

($MW/Day)

  $97.82

$111.92

$191.32

---

$191.32

$148.80

2009 / 2010

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

---

MAAC & APS

$197.67

Eastern MAAC

Auctions scheduled in the next year provide transition through the
2011-2012 delivery year.

Results from PJM’s third capacity auction under the Reliability Pricing
Model for the 2009-2010 delivery year provided strong price signals.

May 2008

2011 – 2012

Annual base auction in May of each
subsequent year

January 2008

2010 – 2011

Auction Date

Planning Year

Future auction pricing to be influenced by increase in number of zones, load growth, new transmission, avoided cost for units, and capacity available.

RPM Capacity Auction – transparent pricing model

2003 Auction

2004 Auction

2005 Auction

2006 Auction

2007 Auction

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55

$55

$66

$44 - $46

~ $21

~ $18

~ $21

$102

$67 - $70

~ $32

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

$99

~ $41

$58-$60

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction.

Power’s fleet diversity and location ...

| | | | | | | |
|---|---|---|---|---|---|---|
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |

The capital program has been expanded …

($ Millions)

Capital Spending Update

$1,295

$375

$273

$197

$368

$82

TOTAL

2

1

-

(1)

3

(1)

Parent

1

-

-

-

-

1

PSEG Energy Holdings

217

(22)

(86)

64

190

71

PSEG Power*

$1,075

$396

$359

$134

$175

$11

PSE&G

Change from 2006 10-K

$7,047

$1,201

$1,414

$1,408

$1,681

$1,343

TOTAL

23

31

176

$971

2011

135

24

23

31

34

Parent

170

30

40

31

38

PSEG Energy Holdings

2,668

441

580

816

655

PSEG Power*

$4,074

$919

$765

$803

$616

PSE&G

TOTAL

2010

2009

2008

2007

… to support reliability, environmental commitments and growth.

* Figures for PSEG Power exclude Nuclear Fuel

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |

Why invest in PSEG?

Growing and visible stream of earnings

Hedging and RPM

Regulated utility operations

Strong balance sheet

Cash available for growth

Competitive dividend yield

Opportunities to invest in markets we know

18.0

17.7

2007E

P/E

Earnings Per
Share*

3.3%

15.9

$3.58

$3.18

Merrill Lynch
Index**

2.5%

16.1

$5.85

$5.30

PSEG

Yield %

2008E

2008E

2007E

*Mid-point of guidance range
Priced as of November 1, 2007
**Merrill Lynch Index of Less-Regulated Utilities

New Officers

Izzo – PSEG -
Chairman,
President & CEO

Levis – PSEG Power -
President, CNO, COO

LaRossa – PSE&G
– President & COO

O’Flynn – PSEG - EVP/
CFO, PSEG Holdings -
President

Simpson – PSEG Svcs
- President & COO

Selover – PSEG
Svcs - EVP & Gen
Counsel

Paszynsky

Pego

Hallerdin

Quinn

McLaughlin

Svenson

Frank – VP
Supply Chain

Chouthai

Falck – SVP
Law

McAuliffe

Leyden

Bonnifield

Black

Linde

Smith

Hoskins – VP –
Fed Affairs &Policy

Thigpen – VP –
State Gov Affairs

Byrd – SVP Finance,
Business Development
& Strategy / M&A

Kahrer

Jennings

Seabrook

VP – M&A

Cregg

Moran

MacDonald

Plawner

Lally – VP –
Investor Relations

McGrath

DiRisio

Krueger

Metzger

Brooks

Joyce – SVP
Operations –
Salem/Hope Creek

Barnes – Site VP –
Hope Creek

Fricker – VP –
Operations Support

Braun – Site VP -
Salem

Quinn

Wohlfarth

DePillo

Lopriore – President
– PSEG Fossil

VP Fossil
Ops

Ameo

Pastor

Latka

Dickens

Cardenas

Forline

Lark

Sundheim

Garcez

Matos

New Officers

KEY:

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

$ Millions (except EPS)

2007

2006

2007

2006

2007

2006

2007

2006

Merger related Costs:

       PSE&G

-

$

1

$

-

$

(1)

$

       Power

-

2

-

-

       Enterprise

-

(1)

-

(6)

            Total Merger Related Costs

-

$

2

$

-

$

(7)

$

-

$

-

$

-

$

(0.03)

$

Write Down of Assets (Holdings)

(7)

$

-

$

(7)

$

(178)

$

(0.03)

$

-

$

(0.03)

$

(0.70)

$

Discontinued Operations:

      Power - Lawrenceburg

1

$

(2)

$

(8)

$

(19)

$

-

$

(0.01)

$

(0.03)

$

(0.08)

$

      Holdings:

           Elcho and Skawina

-

$

-

$

-

$

227

$

           Electroandes

5

4

(9)

9

                Total Holdings

5

$

4

$

(9)

$

236

$

0.02

$

0.02

$

(0.04)

$

0.94

$

                Total Discontinued Operations

6

$

2

$

(17)

$

217

$

0.02

$

0.01

$

(0.07)

$

0.86

$

Quarter Ended Sept. 30,

Nine Months Ended Sept. 30,

Impact to PSEG EPS

Quarter Ended Sept.  30,

Nine Months Ended Sept. 30,